                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Wayne Hummer Money Fund Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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

                         Wayne Hummer Money Fund Trust

                             IMPORTANT INFORMATION
                               FOR SHAREHOLDERS                   March __, 1999

     Wayne Hummer Money Fund Trust, (the "Trust") will hold a special meeting of shareholders on May 14, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations it includes will help you decide upon the issues.

     TIME IS OF THE ESSENCE. . .YOUR PARTICIPATION IN THIS PROCESS IS IMPORTANT! BE SURE TO COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO AVOID ADDITIONAL EXPENSE TO THE TRUST.

Q:   Why am I being asked to vote?

     A: Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

Q:   What issues am I being asked to vote on?

     A: The proposals include the election of Trustees, changes to the Trust's fundamental investment policies, approving a Reorganization of the Trust into another mutual fund sponsored by Wayne Hummer and authorizing approval of the Investment Advisory Agreement that would apply after the Reorganization.

Q:   Why are individuals recommended for election to the Board of Trustees?

     A: The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trust's business affairs to meet those needs. The Board represents the shareholders of the Trust and can exercise all of the Trust's powers, except those reserved only for shareholders. The Proxy Statement includes a brief description of each nominee's background and current position with the Trust.

Q:   Why are the Trust's "fundamental policies" being changed?

     A: Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies. In the past, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. By reducing the number of "fundamental policies," the Trust may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Trust's assets can be enhanced and investment opportunities increased.

Q:   What is the purpose of the Reorganization?

     A: Wayne Hummer Management Company (the "Adviser") presently advises the Trust, a Massachusetts business trust having one portfolio of shares, the Money Market portfolio (the "Fund") and Wayne Hummer Investment Trust, which has two portfolios, the Wayne Hummer Growth Fund and the Wayne Hummer Income Fund. The reorganization would result in the assets and liabilities of the Fund being transferred to a new series ("New Fund") of Wayne Hummer Investment Trust in a manner such that the shareholders of the Fund at the time of the Reorganization would be shareholders of New Fund upon its completion. The Adviser believes that having all of its funds in the same Massachusetts business trust and selling their shares out of the same prospectus would be more efficient and may result in certain economies of scale.

Q: Why am I being asked to authorize the approval of an Advisory Agreement between the Adviser and Wayne Hummer Investment Trust?

     A: The Reorganization contemplates that the shareholders of the Fund will become shareholders of the New Fund, which is a portfolio of Wayne Hummer Investment Trust. The Amended Investment Advisory and Management Agreement ("New Agreement") that would govern the rendering of advisory services by the Adviser to the New Fund is very similar to the Investment Advisory and Management Agreement ("Old Agreement") between the Adviser and the Trust. Although the fee structures of the New Agreement and the Old Agreement are identical, there are a few differences in other provisions that you should know about and approve.

Q:   How do I vote my shares?

     A: You may vote in person at the special meeting of shareholders or simply sign and return the enclosed Proxy Card. If we do not receive your proxy card, Shareholder Communications Corporation, our proxy solicitor, may contact you to request that you cast your vote.

Q:   Who do I call if I have questions about the Proxy Statement?

     A:  Call your Wayne Hummer Registered Representative or a
         _________________________. Wayne Hummer's toll-free number is 1-800-621-4477.

Q:   How do the members of the Board of Trustees suggest that I vote?

     A: After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.

                                PROXY STATEMENT

                         Wayne Hummer Money Fund Trust

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 14, 1999


To the Shareholders:                                             March __, 1999

     You are invited to attend a special meeting of the shareholders of Wayne Hummer Money Fund Trust (the "Trust") to be held at the offices of Wayne Hummer Investments L.L.C., 300 South Wacker Drive, 14th Floor, Chicago, Illinois, at 10:00 a.m. (Central time), on May 14, 1999, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

     (1)  To elect six Trustees.

     (2)  To make changes to the Trust's fundamental investment policies:

          (a) to eliminate the restriction on the types of securities in which the Trust may invest;

          (b) to eliminate the policy on diversification;

          (c) to eliminate the policy on investment in one issuer;

          (d) to eliminate the prohibition against investing for control;

          (e) to amend the policy on portfolio lending;

          (f) to eliminate the restriction on the purchase of shares of other investment companies;

          (g) to eliminate the prohibition on investing in real estate or oil interests;

          (h) to eliminate the prohibition against purchasing unseasoned issuers;

          (i) to amend and make non-fundamental the policies on restricted and illiquid securities;

          (j) to amend and restate the fundamental investment policies on borrowing and the issuance of senior securities.

          (k) to amend the fundamental policy on pledging portfolio securities; and

          (l) to eliminate the prohibition against purchasing securities of issuers in which affiliates of the Trust hold an interest.

     (3) To approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, the net effect of which would be to reorganize the Money Market portfolio of the Trust (the "Fund") into a newly created series of the Wayne Hummer Investment Trust (the "Reorganization"). (The Reorganization is conditioned upon the authorization of the approval of the Investment Advisory and Management Agreement, as described in Item (4), below.)

     (4) In conjunction with the Reorganization, to authorize the Fund, as the sole shareholder of the Money Market Fund series of Wayne Hummer Investment Trust, to vote its share in favor of an amended Investment Advisory and Management Agreement between Wayne Hummer Management Company and Wayne Hummer Investment Trust. (The authorization of the approval of the Investment Advisory and Management Agreement is conditioned upon approval of the Reorganization, as described in Item
          (3), above.)

     (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed March 2, 1999, as the record date for determination of shareholders entitled to vote at the meeting.

                                            By Order of the Trustees

                                            Jean M. Maurice
                                            Secretary

SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.

YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                PROXY STATEMENT

                         Wayne Hummer Money Fund Trust
                      300 South Wacker Drive, 15th Floor
                           Chicago, Illinois  60606


About the Proxy Solicitation and the Special Meeting

     The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting of shareholders of the Trust to be held on May 14, 1999, at the offices of Wayne Hummer Investments L.L.C., 300 South Wacker Drive, 14th Floor, Chicago, Illinois 60606 at 10:00 a.m. (Central time) (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust, Wayne Hummer Management Company, the Trust's investment adviser, and/or Wayne Hummer Investments L.L.C., the Trust's distributer, or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph or otherwise. The Trust will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

     Shareholders may vote by filling out and signing the enclosed proxy card and returning it in the postage page envelope provided. You may also vote by telephone. To vote by telephone, have your proxy card ready and dial 1-800-____-_____. Enter the 12-digit control number found on the card and follow the instructions you will be given. To vote using the Internet, have your proxy card available, go to the website www.proxyvote.com, enter the 12-digit control number found on your proxy card and follow the instructions you will be given. Shareholders who communicate proxies by telephone or by the Internet have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated in written form described below under "Additional Information -- Quorum and Voting Requirements." Any telephonic or Internet voting will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact.

     At its meeting on January 23, 1999, the Board (i) reviewed the investment policies of the Trust and approved changes to them, subject to shareholder approval, (ii) approved an Agreement and Plan of Reorganization, the effect of which would be to reorganize the Money Market portfolio of the Trust (the "Fund") into a newly created series (the "New Fund") of Wayne Hummer Investment Trust (the "Reorganization"); and (iii) considered and recommended that, in conjunction with the Reorganization, the shareholders of the Trust authorize the Trust as the sole shareholder of the New Fund, to vote its share of the New Fund in favor of an amended Investment Advisory and Management Agreement between Wayne Hummer Management Company and Wayne Hummer Investment Trust. The purposes of the Special Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about March __, 1999, to shareholders of record at the close of business on March 2, 1999 (the "Record Date"). On the Record Date, the Trust had 352,432,621 outstanding shares.

     The Trust's principal executive offices are located at 300 South Wacker Drive, 15th Floor, Chicago, Illinois 60606. The Trust's toll-free telephone number is 1-800-621-4477. The Trust's Annual Report, which includes audited financial statements for the fiscal year ended March 31, 1998, and Semi-annual Report for the period ended September 30, 1998 were previously mailed to shareholders. Any shareholder wishing to receive another copy of the Annual Report and Semi-annual Report should contact the Trust's Treasurer, Ms. Jean Maurice, at the above address for the Trust, or by use of the Trust's toll-free telephone number, set forth above.

                                    ITEM 1
                           ELECTION OF SIX TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Steven R. Becker, Charles V. Doherty, Joel D. Gingiss, Patrick B. Long, David P. Poitras, and Eustace K. Shaw as Trustees of the Trust. All of the nominees, except for Mr. Poitras, are presently serving as Trustees.

     Mr. Doherty was appointed Trustee on October 25, 1994, to fill a vacancy resulting from the retirement of Samuel B. Lyons. Messrs. Becker, Long, Gingiss and Shaw were previously elected by shareholders of the Trust on July 19, 1988. If elected, Mr Poitras will fill a vacancy resulting from the retirement of Mr. Philip M. Burno, who also was elected by the shareholders on July 19, 1988. Mr. Burno's retirement would become effective upon the election of Mr. Poitras. The Board of Trustees and Wayne Hummer Management Company wish to express their appreciation to Mr. Burno for his contributions to the Trust.

     All nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting to elect Trustees and the election and qualification of their successors.

     If any nominee for election as a Trustees named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as an interested Trustee shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an interested person shall be made by a majority of the members of the Nominating Committee of the Trust, none of the members of which are interested persons of the Trust. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee.

About the Nominees

     The nominees are listed below with their ages, present positions with the Trust, and principal occupations during the past five years. The companies or organizations related to the principal occupations of the nominees standing for election as Trustees who are not interested persons of the Trust are not affiliated with the Trust.

                     NAME, AGE AND
                 PRINCIPAL OCCUPATIONS                         TRUSTEE          SHARES
                  DURING LAST 5 YEARS                           SINCE           OWNED
                  -------------------                          -------          ------
Steven R. Becker (47)*+                                         1983         399,702/(1)/
Member, Wayne Hummer Investments L.L.C., and (prior
to April 1996) Partner, Wayne Hummer & Co.; Director
and Former Vice President, Wayne Hummer Management
Company.

Charles V. Doherty (65)*+                                       1994          22,872/(2)/
Chief Operating Officer and Director, Lakeside Bank,
Chicago, Illinois; Managing Director, Madison Asset
Group (Investment Adviser); President and Director,
Doherty Zable & Co. (Public Accountants); (September 1,
1989, to December 31, 1992) President and Chief
Operating Officer, Midwest Stock Exchange (now,
Chicago Stock Exchange).

                       NAME, AGE AND
                   PRINCIPAL OCCUPATIONS                        TRUSTEE       SHARES
                    DURING LAST 5 YEARS                          SINCE         OWNED
                    -------------------                         -------        -----

Joel D. Gingiss (56)+                                            1983       24,111/(3)/
Assistant State Attorney, Lake County, Illinois; Former
 Chairman and President, Gingiss International (franchisor
 of Gingiss Formalwear Stores); Past President,
 International Franchise Association.

Patrick B. Long (55)                                             1983        2,210
Chairman, Chief Executive Officer and Director, KMS
 Industries, Inc. (fusion energy research); Chairman, Chief
 Executive Officer and Director, OG Technologies, Inc.
 [TYPE OF BUSINESS]; Chairman, Chief Executive
 Officer and Director, AVIQS, LLC [TYPE OF
 BUSINESS].

David P. Poitras (38)*                                          Nominee          0
President, Wayne Hummer Money Fund Trust; Vice
 President, Wayne Hummer Management Company;
 Member, Wayne Hummer Investments L.L.C., and (prior
 to April, 1996) Partner, Wayne Hummer & Co.

Eustace K. Shaw (73)                                             1983       38,485/(4)/
President and Chairman, B. F. Shaw Printing Co.; former
 publisher, Newton Daily News.

---------------
*Interested person of the Trust, as defined by the 1940 Act, by reason of being an officer, director or member of the investment adviser and/or distributor.

+Member of the Executive Committee of the Trust. Mr. Burno, who presently is a member of the Executive Committee, is not standing for re-election. The Executive Committee is elected by the Board of Trustees and is composed of four Trustees, two of whom are interested persons as defined in the Investment Company Act of 1940. The Executive Committee is authorized to exercise such powers and authority of the Board of Trustees, as the Board of Trustees may determine, when the Board of Trustees is not in session and as are consistent with law.

(1) Includes shares owned by Mr. Becker's Spouse and shares which Mr. Becker is deemed to beneficially own that are held by his minor children. Mr. Becker disclaims beneficial ownership of these shares.

(2) Includes shares owned by Mr. Doherty's spouse and shares which Mr. Doherty is deemed to beneficially own that are held by his spouse. Mr. Doherty disclaims beneficial ownership of these shares.

(3) Includes shares Mr. Gingiss is deemed to beneficially own that are held by his spouse and (minors for whom Mr. Gingiss acts as trustee). Mr. Gingiss disclaims beneficial ownership of these shares.

(4) Represents shares Mr. Shaw is deemed to beneficially own that are held by a trust and a corporation. Mr. Shaw disclaims beneficial ownership of these shares.

--------------
     The Trustees serve in similar capacities with Wayne Hummer Investment Trust. During the fiscal year ended March 31, 1998, there were four meetings of the Board of Trustees. Each of the current trustees attended 75% or more of the meetings of the Board and all of the Committees of the Board of which they are members. The interested Trustees do not receive fees from the Trust. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

     The Board of Trustees has an Audit Committee composed of Messrs Doherty (Chairman), Gingiss, Long and Shaw, none of whom is an interested person of the Trust. The Audit Committee reviews the work and any recommendations of the Trust's independent public auditors. Based on such review, it is authorized to make recommendations to the Board. The Audit Committee held one meeting for the fiscal year ended March 31, 1998.

     The Nominating Committee of the Board of Trustees is composed of Messrs Long (Chairman), Doherty and Gingiss, none of whom are interested persons of the Trust. The Nominating Committee is authorized to seek and review and recommend to the Board and shareholders candidates for trusteeships to be held by persons who are not interested persons of the Trust. The nominating committee held no meetings for the fiscal year ended March 31, 1998. At its meeting of January 23, 1999, the Nominating Committee unanimously recommended the nominees listed above as persons to be elected as Trustees at the Special Meeting.

Trustee Compensation

     Wayne Hummer Management Company, the investment adviser of the Trust, pays the compensation of all Trustees of the Trust who are interested persons of the Trust. Effective January 1, 1999, the Trust pays each Trustee who is not an interested person of the Trust $5,000 per year, plus $500 and expenses for each Board and committee meeting attended. Prior to January 1, 1999 the annual retainer paid to a Trustee was $2,000 per year. It is anticipated that, in accordance with the recommendation of the Audit Committee, upon the effectiveness of the Reorganization, the annual retainer and per meeting fee to be paid by Wayne Hummer Investment Trust to each Trustee who is not an interested person will be increased to $10,000 and $1,000, respectively.

     The following table sets forth the compensation received by all Trustees of the Trust for the fiscal year ended March 31, 1998. The information in the last column of the table sets forth the total compensation received by all trustees for calendar year 1998 for service as a trustee of the Trust and the Wayne Hummer Investment Trust (collectively, the "Hummer Funds"):

                                                  Total Compensation
                       Aggregate Compensation      Paid to Trustees
Trustee                    from the Trust         from Hummer Funds
-------                ----------------------     ------------------
Steven R. Becker               $    0                   $    0
Philip M. Burno                $    0                   $    0
Charles V. Doherty             $4,500                   $9,500
Joel D. Gingiss                $4,500                   $9,500
Patrick B. Long                $4,500                   $9,500
Eustace K. Shaw                $4,500                   $9,500

Officers of the Trust

     The Officers of the Trust are listed below with their ages, positions with the Trust, and principal occupations during the past five years.

                      POSITION WITH
NAME AND AGE           THE TRUST        PRINCIPAL OCCUPATION DURING LAST 5 YEARS
------------          -------------     ----------------------------------------

David P. Poitras (38)    President      Vice President, Wayne Hummer Management
                                        Company; Member, Wayne Hummer
                                        Investments L.L.C., and (prior to April,
                                        1996) Partner, Wayne Hummer & Co.

Jean M. Maurice (36)     Treasurer      Treasurer and Secretary, Wayne Hummer
                                        Investment Trust

Robert J. Moran (53)     Secretary      Partner, Vedder, Price, Kaufman &
                                        Kammholz (law firm)

          Wayne Hummer Management Company pays all compensation of officers of the Trust, other than Mr. Moran. Mr. Moran, the Secretary of the Trust, receives no compensation for acting in such capacity. Vedder, Price, Kaufman & Kammholz, the law firm of which Mr. Moran is a partner is paid legal fees by the Trust, Wayne Hummer Management Company and Wayne Hummer Investments L.L.C. for legal services rendered.

Ownership of Trust Shares

          As of January 1, 1999, the Trustees and officers as a group beneficially owned less than 1% of the outstanding Shares of the Trust. As of January 1, 1999, the Wayne Hummer Employees Profit Sharing Trust (the "Retirement Plan") owned of record and beneficially 0.78% of the outstanding Shares of the Trust. Messrs. Rowland, Cannova, Reilly, Kratzer and Poitras, as trustees of the Retirement Plan, may be deemed to hold beneficial ownership of the percentage of Shares of the Trust as stated above. Messrs. Rowland, Kratzer and Poitras are also Voting Members of Wayne Hummer Investments L.L.C., the Trust's Distributor. Messrs. Poitras and Rowland also are officers of the Trust and Wayne Hummer Management Company, the Trust's Investment Adviser. Messrs. Cannova and Reilly are employed by Wayne Hummer Investments L.L.C.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE ELECTION
                            OF EACH OF THE NOMINEES.

                      *                 *               *

                                     ITEM 2
                       APPROVAL OR DISAPPROVAL OF CHANGES
              TO THE FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

     The Investment Trust Act of 1940 (the "1940 Act") requires investment companies such as the Trust to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies." All other policies are non-fundamental and may be changed with Board approval and without a shareholder vote. Certain of the fundamental policies of the Trust have been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Additionally, several of the restrictions have been superseded by the detailed requirements of Rule 2a-7 under the 1940 Act, which applies to "money market funds" such as the Trust, that value their portfolio securities by the amortized cost method. Accordingly, the Trustees have approved, and have authorized the submission to the Trust's shareholders for their approval, the removal, amendment, and/or reclassification as non-fundamental of certain of the Trust's fundamental policies.

     The proposed amendments would:

     (i) simplify and modernize the policies that are required to be fundamental by the 1940 Act;

     (ii) reclassify those fundamental policies that are not required to be fundamental by the 1940 Act as non-fundamental policies; and

     (iii) eliminate fundamental policies that are no longer required by the securities laws of individual states.

     By reducing to a minimum those policies that can be changed only by shareholder vote, the Trustees believe that the Trust would be able to minimize the costs and delay associated with holding frequent shareholder meetings. The Trustees also believe that the proposals will enhance the flexibility of the investment adviser to manage the Trust in a changing investment environment and increase investment management opportunities available to the Trust.

     As a general matter, if these proposals are not approved, the policies will continue as currently stated. The Board of Trustees will then consider what future action should be taken.

                                   ITEM 2(a)
            TO ELIMINATE THE RESTRICTION ON THE TYPES OF SECURITIES
                         IN WHICH THE TRUST MAY INVEST

     Currently, the fundamental investment policy of the Trust with regard to securities which may be purchased by the Trust states the following:

     The Trust may not purchase any securities other than money market instruments and securities described in the Trust's current prospectus or Statement of Additional Information.

     This policy was adopted by the Trust at its inception and was intended to ensure that the Trust would meet its investment objective( to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity) by limiting the securities which the Trust was permitted to purchase. The Securities and Exchange Commission ("SEC") has adopted Rule 2a-7 to regulate money market funds, such as the Trust. In part, Rule 2a-7 prescribes and limits the types of securities in which money market funds may invest. As the number of money market funds has increased, the types of securities which are available and eligible for purchase by money market funds has also increased. The Trust and its Adviser have consistently maintained the Trust's investments within the categories permitted by Rule 2a-7.

     In order to provide the Trust with investment flexibility, and because the current policy duplicates and may conflict with Rule 2a-7, it is being proposed that this policy be eliminated.

                        THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                      *                 *               *

                                   ITEM 2(b)
                   TO ELIMINATE THE POLICY ON DIVERSIFICATION

     The current fundamental investment policy of the Trust with regard to diversification is as follows:

     The Trust may not purchase the securities (other than of the United States Government, its agencies and instrumentalities) of any one issuer if immediately after such purchase more than 5% of the value of the Trust's total assets (taken at market value at the time of each investment) would be invested in such issuer, except that up to 25% of the value of the Trust's total assets may be invested without regard to such 5% limitation but shall instead be subject to a 10% limitation.

     When the current policy was adopted, the Trust was subject to the laws of certain states which required this specific policy on investment in securities of a single issuer despite the fact that the 1940 Act had a less restrictive standard. Since the enactment of the National Securities Markets Improvement Act ("NSMIA"), the states no longer have jurisdiction over the policy of the Trust with regard to investment in the securities of a single issuer.

     This policy restates the general requirements of Section 5(b)(1) of the 1940 Act for an investment company to be classified as a "diversified" investment company. An investment company such as the Trust may not change its classification as a "diversified" investment company without the approval of shareholders. Therefore, this policy is provides investors with no additional protection than is available to them under the 1940 Act.

     Additionally, Rule 2a-7 prohibits money market funds from investing more than 5% of its total assets in the securities of any one issuer, and then only issuers of the highest credit rating. This standard is substantially more restrictive than the Trust's current policy. Therefore, it is proposed to eliminate the current policy in order to clarify that the more restrictive requirements of Rule 2a-7 control the Trust's diversification.

                        THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                      *                 *               *

                                   ITEM 2(c)
              TO ELIMINATE THE POLICY ON INVESTMENT IN ONE ISSUER

     The current fundamental investment policy of the Trust with regard to investment in the securities of a single issuer is as follows:

     The Trust may not purchase more than 10% of any one class of an issuer's outstanding securities, except that such restriction shall not apply to securities of the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances or repurchase agreements.

     In general, Section 5(b)(1) of the 1940 Act prohibits diversified investment companies, such as the Trust, from purchasing more than 10% of the voting securities of a single issuer, as to 75% of the investment company's assets. However, there may be occasions when the Trust would seek to purchase more than 10% of a particularly attractive class of money market securities of an issuer with a particularly high credit rating. The current policy would have the effect of prohibiting the Trust from engaging in such a transaction, although the transaction would not cause the Trust to be in violation of the 1940 Act or in violation of Rule 2a-7. Therefore, it is proposed that this policy be eliminated in order to provide the Trust with additional investment flexibility.

                        THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                      *                 *               *

                                   ITEM 2(d)
           TO ELIMINATE THE PROHIBITION AGAINST INVESTING FOR CONTROL

     The current fundamental policy prohibiting the Trust from investing for control is as follows:

     The Trust may not make investments for the purpose of exercising control or management.

     When this policy was adopted, the Staff of the SEC encouraged investment companies to adopt negative investment policies, such as this policy, which stated that the investment company would not engage in a certain activity, rather than simply requiring investment companies to adopt relevant policies when the investment company did intend to engage in the activity (in this case, investing for control). The SEC has since decided that negative investment policies, such as this policy, are not necessarily desirable and that, in particular, it is no longer necessary for an investment company to adopt a negative policy with regard to investing for control./1/

     Furthermore, the Trust has no intention of investing for control of an issuer; in most cases, it would be impossible for an investor to gain control of an issuer through the purchase of money market instruments, such as those purchased by the Trust. Therefore, it is proposed that this policy be eliminated.

                       THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                      *                 *               *

                                   ITEM 2(e)
                   TO AMEND THE POLICY ON PORTFOLIO LENDING

     The current fundamental investment policy of the Trust with regard to the lending of portfolio securities is as follows:

     Lend securities in excess of 20% of the Trust's total assets, taken at market value; provided, however, that loans not exceeding 20% of the Trust's total assets may be made if collateral is maintained from the borrower equal at all times to the current market value of the securities loaned.

     The Board of Trustees have approved and recommended that this policy be amended to read as follows:

     Lend any of its assets, except portfolio securities. This shall not prevent the Trust from purchasing or holding U.S. Government Obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreement, or engaging in other transactions where permitted by the Trust's investment objective, policies, and limitations or the Trust's Declaration of Trust.

     This amendment would permit the Trust to loan its portfolio securities in accordance with such policies as the Board of Trustees and the Investment Adviser of the Trust establish from time to time. Of course, such policies would be in accordance with any applicable guidelines issued by the SEC or an other regulatory body having jurisdiction over such transactions. The amendment would also clarify that the policy was not intended to prevent the Trust from purchasing bonds, notes, or other debt securities or entering into transactions otherwise permitted by the Trust's investment objective, policies, and limitations.

                       THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                      *                 *               *

----------------
/1/ Instruction 3. to Item 4 and Item 12(c) of Form N1-A, Registration Form Used by Open-End Management Investment Companies (1998).

                                   ITEM 2(f)
           TO ELIMINATE THE RESTRICTION ON THE PURCHASE OF SHARES OF
                          OTHER INVESTMENT COMPANIES

     The current fundamental investment policy of the Trust with respect to the purchase of shares of other investment companies is as follows:

     The Trust may not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter no more than 10% of the Trust's total assets would be invested in such securities.

     When the current policy was adopted, the Trust was subject to the laws of certain states which required this specific policy on investment in shares of other investment companies despite the fact that the 1940 Act had a less restrictive standard. Since the enactment of the NSMIA, the states no longer have jurisdiction over the policy of the Trust with regard to the purchase of shares of other investment companies.

     Section 12(d) of the 1940 Act generally limits investment by the Trust in the shares of all other investment companies to 10% of the value of the total assets of the Trust. However, there are certain exceptions to this limitation; for example, the Trust would be allowed to invest more than 10% of its total assets in shares of an investment company which does not charge a sales load of more than 1 1/2% of the public offering price of its shares. This would allow the Trust to make a investment of more than 10% of its total assets, for example, in a specialized money market fund for temporary defensive purposes.

                        THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                      *                 *               *

                                   ITEM 2(g)
                  TO ELIMINATE THE PROHIBITION ON INVESTING IN
                          REAL ESTATE OR OIL INTERESTS

     The current fundamental policy of the Trust with regard to real estate and oil interests is as follows:

     The Trust may not purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in reals estate, or interests therein), commodities or commodity contracts, oil or gas interests or other mineral exploration or development programs.

     When the current policy was adopted, the Trust was subject to the laws of certain states which required this specific policy on investment in real estate and oil interests, despite the fact that the 1940 Act did not similarly restrict such investments by investment companies. Since the enactment of NSMIA, states no longer have jurisdiction over the policy of the Trust with regard to investment in real estate or oil interests.

     Neither the Trust nor the Adviser has any current intent to invest assets of the Trust in any of the investments prohibited by the current fundamental policy, nor would such investments be permissible for money market funds under Rule 2a-7. However, it is proposed that this policy be eliminated in an effort to modernize and simplify the Trust's investment policies.

                        THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                      *                 *               *

                                   ITEM 2(h)
                      TO ELIMINATE THE PROHIBITION AGAINST
                        INVESTING IN UNSEASONED ISSUERS

     The current fundamental policy prohibiting investing in unseasoned issuers is as follows:

     Purchase securities of issuers (other than securities of the United States Government, its agencies or instrumentalities) having a record, together with its predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of the Trust's total assets, taken at market value, would be invested in such securities.

     When the current policy was adopted, the Trust was subject to the laws of certain states which required this specific policy on investment in securities of unseasoned issuers, despite the fact that the 1940 Act did not similarly restrict investments by investment companies. Since the enactment of the NSMIA, the states no longer have jurisdiction over the policy of the Trust with regard to investment in the securities of unseasoned issuers.

      Neither the 1940 Act nor Rule 2a-7, which has strict investment requirements for money market funds, prohibit the Trust from investing in unseasoned issuers; instead, the standards of Rule 2a-7 depend upon the creditworthiness of the issuer. Since the Board of Trustees believes that creditworthiness is more relevant to the investment of money market funds, it is proposed that this prohibition be eliminated to provide for increased investment flexibility.

                        THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                            *          *          *

                                   ITEM 2(i)
                 TO AMEND AND MAKE NON-FUNDAMENTAL THE POLICIES
                     ON RESTRICTED AND ILLIQUID SECURITIES

     The current fundamental policy of the Trust regarding investments in restricted securities is as follows:

     The Trust may not invest in securities restricted as to disposition under the federate securities laws (except money market instruments issued under Section 4(2) of the Securities Act).

     The current fundamental policy of the Trust regarding investments in illiquid securities is as follows:

     The Trust may not invest more than 10% of its assets in securities (including repurchase agreement maturing in more than seven days) which are considered illiquid.

     These policies were adopted because, historically, restricted securities were viewed as illiquid since they could not be sold within seven days. Investment companies, such as the Trust, are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in the Trust's portfolio must be "liquid," so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. It is important to note that many restricted securities are, in fact, quite liquid, and can be purchased without jeopardizing the liquidity of the Trust's portfolio.

     Certain state securities regulators previously required mutual funds to have a fundamental policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have such jurisdiction. Furthermore, rules adopted by the SEC have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the Trustees the ability to determine, under specific guidelines, that a security is liquid. The Trustees may delegate this duty to the investment adviser, provided the Adviser's determination of liquidity is made in accordance with the guidelines established and monitored by the Trustees.

     The Trust's current policy prevents the Trust from acquiring a significant amount of restricted securities, other than Section 4(2) commercial paper, even though they are viewed by the Adviser to be liquid. If this proposal is approved, the Trust will be able to invest to an unlimited extent in restricted securities as long as they meet the Trustees' guidelines for liquidity. The Trust will adopt a non-fundamental policy on restricted securities that will read substantially as follows:

     The Trust may not invest more than 10% of its net assets in securities (including repurchase agreements maturing in more than seven days) which are considered illiquid.

     If a restricted security is determined not to be liquid, the purchase of that security, together with other illiquid securities, may not exceed 10% of the Trust's net assets.

     If shareholders do not approve the above proposal, the Trust will continue to invest no more than 5% of the value of its total assets in restricted securities of any kind, except Section 4(2) commercial paper.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                            VOTE "FOR" THE PROPOSAL

                             *         *         *

                                   ITEM 2(j)
          TO AMEND AND RESTATE THE FUNDAMENTAL INVESTMENT POLICIES ON
                BORROWING AND THE ISSUANCE OF SENIOR SECURITIES

     The fundamental investment policy of the Trust with regard to borrowing is as follows:

     The Trust may not borrow money except from banks and only as a temporary measure for extraordinary or emergency purposes, but not for investment purposes or in any amount exceeding 5% of the Trust's total assets, taken at market value.

In addition to these policies, both funds have the following policy:

     The Trust may not issue a class of securities which is senior to the Shares, except as provided pursuant to paragraph 14 and in accordance with the Investment Company Act of 1940.

     The Board of Trustees have approved and recommended that these policies be amended and restated to read as follows:

     Borrow money except as a temporary measure for extraordinary purposes and then only in amounts not in excess of 5% of the value of its net assets.
     In addition, the Company may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling any portfolio instruments.

     While this proposal increases the ability of the Trust to borrow, it still limits borrowings to temporary or emergency purposes. In addition, under the proposal, while any such borrowings exceed 5% of the Trust's total assets, no additional purchases of investment securities could be made by the Trust. If, due to market fluctuations or other reasons, the value of the Trust's assets falls below 300% of its borrowings, the Trust would reduce its borrowings within three (3) business days. To do this, the Trust may have to sell a portion of its investments at a time when it may be disadvantageous to do so. Finally, as a matter of clarification, the proposal prohibits the issuance of senior securities as defined in the 1940 Act, but excludes permitted borrowings from the definition of "senior securities."

                       THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                             *         *         *

                                   ITEM 2(k)
                       TO AMEND THE FUNDAMENTAL POLICY ON
                         PLEDGING PORTFOLIO SECURITIES

     The current fundamental investment policy of the Trust with regard to the pledging of portfolio securities is as follows:

     The Trust may not mortgage, pledge, hypothecate or in any manner transfer (except as provided in paragraph (9) [the policy on lending of portfolio securities] above), as security for indebtedness, any securities owned or held by the Trust except as may be necessary in connection with borrowings mentioned in paragraphs (15) and (16) above [the policies on borrowing by the Trust], and then such mortgaging, pledging or hypothecating may not exceed 15% of the Trust's total assets.

     The Board of Trustees have approved and recommended that this policy be amended to read as follows:

     The Trust may not mortgage, pledge, hypothecate or in any manner transfer (except as provided in paragraph (3) [the policy on lending of portfolio securities] above), as security for indebtedness, any securities owned or held by the Trust except as may be necessary in connection with borrowings permitted under the investment policies of the Trust.

     The purpose of this amendment is to remove the limitation of 15% of the Trust's total assets upon the amount of portfolio securities which may be pledged. When the current policy was adopted, the Trust was subject to the laws of certain states which required this specific policy on investment in shares of other investment companies despite the fact that the 1940 Act did not place an explicit limitation on the lending of portfolio securities. Since the enactment of NSMIA, the state no longer have jurisdiction over the policy of the Trust with regard to the pledging of portfolio securities.

     The proposed amendment will permit the pledging of securities in any amount to secure borrowings of the Trust which are permitted under the 1940 Act and the Trust's investment policies and limitations. The 1940 Act and the investment policy of the Trust (as it is proposed that such policy be amended, below) permit the Trust to borrow up to one-third of its assets. However, the proposed investment policy on borrowing would permit the Trust to borrow only as a temporary or emergency measure or to enable the Trust to meet redemption demands when the liquidation of portfolio securities is disadvantageous.

                       THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                           *          *           *

                                   ITEM 2(l)
           TO ELIMINATE THE PROHIBITION AGAINST PURCHASING SECURITIES
          OF ISSUERS IN WHICH AFFILIATES OF THE TRUST HOLD AN INTEREST

     The current fundamental investment policy of the Trust with regard to purchasing securities of issuers in which affiliates of the Trust hold an interest is as follows:

     The Trust may not purchase or retain securities of any issuer employing, as an officer or director, any person serving as an officer or Trustee of the Trust, or purchase or retain the securities of any issuer, if, to the Trustees' knowledge, those officers, directors or Trustees of the Trust or its Investment Adviser who individually either directly or indirectly own, control or hold with power to vote more than 0.5% of the outstanding securities of such issuer, together own directly or indirectly, control or hold with power to vote more than 5% of such outstanding securities.

     When the current policy was adopted, the Trust was subject to the laws of certain states which required this specific policy on investment in securities of issuers in which affiliates of the Trust hold an interest, despite the fact that the 1940 Act had a different standard. Since the enactment of NSMIA, the states no longer have jurisdiction over the policy of the Trust with regard to the investment in securities of issuers in which affiliates of the Trust hold an interest.

     Section 17(d) of the 1940 Act generally prohibits affiliates of investment companies such as the Trust from jointly participating in any enterprise with their affiliated investment companies. This prohibition has been interpreted by the SEC to include the purchase by an investment company in securities of issuers affiliated with directors or officers of the investment company, unless such purchase is pursuant to an exemptive order issued by the SEC.

     It is proposed that this investment policy be eliminated since it is duplicative and may conflict with Section 17(d) of the 1940 and the policies of the SEC thereunder.

                       THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                            *          *         *

                                    ITEM 3.
              TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

     At its meeting of January 23, 1999, the Board of Trustees of the Trust unanimously approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") in the form attached hereto as Annex A. The Reorganization Agreement provides for the reorganization (the "Reorganization") of the Money Market portfolio of the Trust into a newly created series of Wayne Hummer Investment Trust. The Trust and Wayne Hummer Investment Trust both are Massachusetts business trusts who have Wayne Hummer Management Company as their investment adviser and Wayne Hummer Investments L.L.C. as the distributor of their shares. Wayne Hummer Investment Trust presently issued shares in two portfolios; the Wayne Hummer Growth Fund and the Wayne Hummer Income Fund.

     The purpose of the Reorganization is to assimilate the Trust's Money Market portfolio into Wayne Hummer Investment Trust so as to achieve savings and operating efficiencies by providing increased standardization of documents and operational policies and to realize certain economics of scale. The Board considered all issues which the Trustees believe to be material associated with the Reorganization and determined that the Reorganization is in the best interests of the shareholders. Upon completion of the Reorganization, Wayne Hummer Investment Trust will have three investment portfolios, the Wayne Hummer Growth Fund, the Wayne Hummer Income Fund and the Wayne Hummer Money Market Fund, the shares of which will be sold out of one prospectus.

     The Reorganization contemplates that (i) the Trust's Money Market portfolio (the "Fund") will transfer all its assets to a newly created series ("New Fund") of Wayne Hummer Investment Trust in exchange for shares of the New

Fund and the assumption by the New Fund of certain of the liabilities of the Fund; (ii) distribution by the Fund to each shareholder of the Fund of a number of New Fund shares (including any fractional shares) equal in value and number to such shareholder's shares; and (iii) the subsequent termination of the Fund (and the Trust) and cancellation of the outstanding shares of the Fund.

     If shareholders do not approve the reorganization, the Fund will continue in business as the sole outstanding portfolio of the Trust.

Procedures for the Reorganization

     In connection with the Reorganization, after the close of business on the date of effectiveness of the Reorganization (the "Effective Date") but prior to its completion, one share of the New Fund will be issued to the Fund. The Fund, as the sole shareholder of the New Fund, will then take the following actions:

     (1) Approve the amended Investment Advisory and Management Agreement between Wayne Hummer Management Company and Wayne Hummer Investment Trust (if authorized by the Trust's shareholders as set forth in Item 4 of this Proxy Statement).

     (2) Ratify the selection of Ernst & Young LLP as auditors for the New Fund for the year ending March 31, 2000.

     (3) Ratify the election as board members of Wayne Hummer Investment Trust the same persons who are nominated as Board Members of the Trust in
           Item 1 (if such persons are approved by shareholders.)

     Thereafter, on the Effective Date, the Fund will transfer all its assets to the New Fund in exchange for shares of New Fund and the assumption by New Fund of the liabilities of the Fund, the Fund will distribute to each shareholder of the Fund shares of the New Fund in a number equal to the number of shares (including any fractional share) of the Fund then owned by such shareholder and having the same net asset value per share as the net asset value per share of the shares the Fund on the Effective Date, the shares of the Fund owned by the shareholder will be canceled and the Fund and Trust will then terminate. A shareholder of the Fund will therefore acquire the same pro rata interest in the New Fund as of the Effective Time of the Reorganization as the shareholder had in the Fund immediately prior to the Reorganization. The New Fund will then operate in the same manner and with the same investment objectives and policies of the Fund, giving effect to the results of the shareholder votes on the other items, including the change of fundamental investment policies in Item 2.

     Confirmations of the shares of the New Fund received in the Reorganization in exchange for shares of the Fund will not be issued to shareholders because the number and value of shares held by a shareholder will not be changed by the Reorganization.

     If approved by shareholders of the Fund, it is expected that the Reorganization will be made effective at the close of business on May 31, 1999, but it may be effective at a different time.

Certain Comparative Information about the Trust and Wayne Hummer Investment
Trust

     The Agreement and Declaration of Trust ("Declaration of Trust") of the Trust and Wayne Hummer Investment Trust are substantially similar. The shareholders of Wayne Hummer Investment Trust, however, are considering authorizing an amendment to the Wayne Hummer Investment Trust's Declaration of Trust ("Amendment") at a special meeting to be held May 14, 1999. The Amendment would permit the Trustees of Wayne Hummer Investment Trust, without further shareholder action, to issue one or more additional classes of shares in each presently outstanding or future portfolio of Wayne Hummer Investment Trust, having such preferences or special or relative rights and privileges as the Trustees may determine.

     The purpose of the Amendment would be to permit Wayne Hummer Investment Trust to make its shares available with a variety of different distribution and service arrangements, with related differences in fees. These arrangements would be intended (1) to enable investors to choose the service and fee arrangements best suited to their individual preferences and (2) to encourage registered representatives of Wayne Hummer Investments L.L.C. and of other securities firms to offer shares of the various portfolios of Wayne Hummer Investment Trust, by making them more directly competitive with funds offered by other sponsors. To the extent this leads to increased sales of Wayne Hummer Investment Trust's shares, Wayne Hummer Investment Trust and its shareholders may also benefit from greater investment flexibility for Wayne Hummer Investment Trust and, to the extent of any increase in the size of Wayne Hummer Investment Trust, possible reductions in operating expense ratios due to economics of scale. Wayne Hummer Investment Trust has no present intention of creating additional classes of shares for any other purposes. Any such additional class of shares would participate in all other respects on an equal proportionate basis with all other classes of shares, including as to investment income, realized and unrealized gains and losses on portfolio investments and all other operating expenses of Wayne Hummer Investment Trust. All classes of shares would vote together as a single class at meetings of shareholders, except that shares of a class which is affected by any matter materially differently from shares of other classes would vote as a separate class and holders of shares of a class not affected by a matter will not vote on that matter. There is no present intention that Wayne Hummer Investment Trust will create additional classes of shares for any of its portfolios if the Amendment is authorized or that, if additional classes of shares are authorized in the future, the shares of the New Fund would be included. Further, the terms of any such arrangement and the determination whether to implement it would be made in light of then existing business conditions.

Federal Income Tax Consequences

     It is anticipated that the transactions contemplated by the Reorganization will be tax-free for federal income tax purposes. At the Effective Date, the Trust will receive an opinion of Vedder, Price, Kaufman & Kammholz, that under the Internal Revenue Code of 1986 the reorganization of the Fund into the New Fund pursuant to the Reorganization will not give rise to the recognition of income, deductions, gain or loss for federal income tax purposes to the Fund, the Trust, or the shareholders of the Fund. A shareholder's adjusted basis for tax purposes in shares of the New Fund after the Reorganization will be the same as his adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. The holding period of the shares of the New Fund received by the shareholders of the Fund will include the holding period of shares of the Fund exchanged therefor, provided that at the time of the exchange the shares of the Fund were held as capital assets

     The Reorganization is contingent upon the shareholders authorizing the approval of the amended Investment Advisory and Management Agreement between Wayne Hummer Management Company and Wayne Hummer Investment Trust as provided in
Item 4.

              THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                            VOTE "FOR" THE PROPOSAL

                           *           *          *

                                    ITEM 4
        APPROVAL OR DISAPPROVAL OF  THE AMENDED INVESTMENT ADVISORY AND
                             MANAGEMENT AGREEMENT

     Wayne Hummer Management Company (the "Adviser") has served as the investment adviser to the Trust since the Trust's inception in 1982. The Adviser has also served, since 1988, as the investment adviser to Wayne Hummer Investment Trust, pursuant to an Investment Advisory and Management Agreement dated April 29, 1988 (the "Advisory Agreement"). If the Reorganization is approved and the Money Market portfolio of the Trust is reorganized into a newly created series of the Wayne Hummer Investment Trust ("New Fund"), it has been proposed that the Advisory Agreement be amended to include the New Fund as a series of the Trust subject to the Advisory Agreement. At its meeting on January 23, 1999, the Board of Trustees of the Trust voted to so amend the Advisory Agreement; and further recommend that the shareholders of the Trust, in conjunction with the Reorganization authorize the Money Market portfolio of the Trust, as the sole shareholder of the New Fund to vote its share in favor of approval of the Advisory Agreement.

     With certain exceptions, the Advisory Agreement is substantially the same as the current Investment Advisory and Management Agreement between the Money Market series of the Trust and Wayne Hummer Management Company (the "Current Agreement"). The duties and responsibilities of the Adviser are substantially the same under both Agreements, as are the fees which will be paid to the Adviser for the performance of these duties and responsibilities. Under both Agreements, the Adviser receives the following advisory fees:


Average Daily Net Assets of the Portfolio            Advisory Fee
-------------------------------------------  ----------------------------
                                             (as a percentage of average
                                             ----------------------------
                                                  daily net assets)
                                             ----------------------------
------------------------------------------------------------------------
Up to $500 million                               0.50%
------------------------------------------------------------------------
In excess of $500 million,
but not exceeding $750 million                  0.425%
------------------------------------------------------------------------
In excess of $750 million,
but not exceeding $1 billion                    0.375%
------------------------------------------------------------------------
In excess of $1 billion,
but not exceeding $1.5 billion                   0.35%
------------------------------------------------------------------------
In excess of $1.5 billion,                      0.325%
but not exceeding $2 billion
------------------------------------------------------------------------
In excess of $2 billion,
but not exceeding $2.5 billion                   0.30%
------------------------------------------------------------------------
In excess of $2.5 billion                       0.275%
------------------------------------------------------------------------

     The Advisory Agreement continues in force from year to year so long as its continuance is specifically approved by the Board for each Portfolio of the Wayne Hummer Investment Trust in the manner required by the Investment Company Act of 1940. The continuance of the Agreement was last approved by the Board of Trustees of the Wayne Hummer Investment Trust on May 1, 1998. The Advisory Agreement was last submitted to shareholders for approval on December 13, 1990. The Current Agreement between the Adviser is dated March 11, 1982 and was last approved by the Board on May 1, 1998 and by shareholders on _______ __, 19__.

     The Advisory Agreement may be terminated with respect to any or all of the Portfolios of the Wayne Hummer Investment Trust by the Trust or by the Adviser upon 60 days' notice. (These terms are substantially the same as the corresponding terms of the Current Agreement.)

     The Advisory Agreement differs from the Current Agreement in the following material respects:

     1. The Advisory Agreement requires the Adviser to waive its advisory fee and to reimburse a portfolio for operating expenses in the event that the operating expenses of a portfolio of the Wayne Hummer Investment Trust exceed 1.5% of average daily net assets; the corresponding expense limitation under the Current Agreement imposes a cap of 1.0% of average daily net assets. In the event that the operating expenses of the Money Market Series of the Wayne Hummer Investment Trust were to exceed 1.0% of average daily net assets, the Adviser would not be under a contractual obligation to waive its advisory fee or reimburse the Money Market Series for other operating expenses unless, and only to the extent that, such expenses exceeded 1.5% of average daily net assets. The Adviser has undertaken in writing to the Board of Trustees to maintain the limit the expenses of the Money Market

          Series of the Wayne Hummer Investment Trust to 1.0% of average daily net assets for the fiscal year ending March 31, 2000, and that it will not withdraw this undertaking in the future on less than one year's notice to the Trust.

     2. Under the Advisory Agreement, the Adviser is required to arrange, but not pay for, the computation of the net asset value of the net asset value of the portfolios of the Wayne Hummer Investment Trust as provided in its current prospectus and to arrange, but not pay for, the bookkeeping service related to such computation. There is no corresponding requirement under the Current Agreement; however, as a matter of course, the Adviser has arranged for these computation and related bookkeeping services to be provided to the Trust, at the expense of the Trust, on the same basis as if such a requirement existed in the Current Agreement.

     The Board of Trustees of the Trust believes that the authorization of the Agreement is in the best interests of the Trust and recommends a vote in favor of the proposal.

Investment Adviser

     The Adviser is an Illinois corporation and a registered investment adviser under the Investment Adviser's Act of 1940. In addition to advising the Trust, the Adviser acts as investment adviser to the Wayne Hummer Investment Trust, an investment company with approximately $163 million in aggregate net assets offered in two investment portfolios, the Wayne Hummer Income Fund and the Wayne Hummer Growth Fund, and to various private and pension accounts with aggregate assets of approximately $578 million. All of the outstanding shares of the Adviser are owned pro rata by those persons who hold voting membership interests in Wayne Hummer Investments L.L.C. The principal offices of the Adviser and Wayne Hummer Investments L.L.C. are located at 300 South Wacker Drive, Chicago, Illinois 60606. For the fiscal year ended March 31, 1998, advisory fees paid by the Trust were $1,311,192.

     The Adviser also furnishes portfolio accounting services to the Trust pursuant to a written agreement ("Accounting Agreement"). Such services include maintaining for the Trust and its portfolios books, accounts, ledgers and journals, preparing daily trial balances, pricing the Trust's portfolio securities, and preparing required financial and other reports. For rendering such services, each portfolio of the Trust pays the Adviser (i) an equipment fee of $50 per month, and (ii) a fee, accrued daily and paid monthly, equal to 1/100th of 1% of the daily net assets of the portfolios, not to exceed $15,000 per annum. The Adviser also is reimbursed monthly by each portfolio for its approximate out-of-pocket costs of obtaining certain pricing, software and related services. For the year ended March 31, 1998, the Adviser was paid aggregate fees of $15,000 and was reimbursed $9,452 pursuant to the Accounting Agreement.

     The outstanding shares of the Adviser are owned by those persons who are "voting members" of Wayne Hummer Investments L.L.C., the distributor of the Trust's shares, in proportion to their ownership of such membership interests. Philip Wayne Hummer, William B. Hummer and William A. Rogers, the holders of the three largest voting membership interests in Wayne Hummer Investments L.L.C., own 8.92%, 7.06% and 7.06% of such voting membership interests, respectively.

     The directors of the Adviser are H. Flagg Baum, Philip W. Hummer, William
A. Rogers, Steven R. Becker and Philip M. Burno, all of whom are voting members of Wayne Hummer Investments, L.L.C. and are principally engaged in that firm's securities brokerage business. Mr. Rowland, president of the Adviser, serves as the Adviser's principal executive officer and owns 3.82% of the voting membership interests in Wayne Hummer Investments L.L.C.

     The Adviser bore all of the initial organizational expenses of the New Fund, and all expenses relating to the initial registration of the New Trust's shares. Such costs and expenses, which are anticipated to be approximately $__________ will be amortized by the New Fund and reimbursed to the Adviser in twenty (20) equal consecutive quarterly installment payments commencing September 30, 1999.

     The Adviser also acts as investment adviser to Wayne Hummer Investment Trust, an investment company presently offering its shares in two portfolios; the Wayne Hummer Growth Fund portfolio ("Growth Fund") and the

Wayne Hummer Income Fund portfolio ("Income Fund"). As of January 31, 1998, the Growth Fund had net assets of $142,246,917 and the Income Fund had net assets of $20,769,815. The Growth Fund pays the Adviser a fee equal to .80 of 1% of the first $100 million of average daily net assets and .65 of 1% of the next $150 million of average daily net assets. The Income Fund pays the Adviser a fee equal to .50 of 1% of the first $250 million of average daily net assets. For the year ended March 31, 1998, the Growth Fund and the Income Fund paid the Adviser advisory fees of $950,496 and $110,478, respectively.

     The approval of the Advisory Agreement is contingent upon the shareholders approving the Reorganization as provided in Item 3.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                     SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                     *                 *                 *

                            ADDITIONAL INFORMATION

Quorum and Voting Requirements

     Election of a Trustee requires the affirmative vote of a plurality of the votes cast at the Special Meeting. A "plurality" is defined as more votes cast for than against each Nominee. For Items 2 and 4, the favorable vote of: (a) the holders of 67% or more of the outstanding voting securities of the Trust present at the meeting, if the holders of 50% or more of the outstanding voting securities of the Trust are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities of the Trust, whichever is less, is required to approve the amendment of the investment policies of the Trust, and to authorize the Trust as the sole shareholder of the New Fund, to approval of the amended Investment Advisory and Management Agreement between Wayne Hummer Investment Trust and Wayne Hummer Management Company. For Item 3, the favorable vote of the holders of a majority (more than 50%) of the outstanding shares of the Trust is necessary to authorize the Reorganization.

     Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

     In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of a majority of the total number of outstanding shares of the Trust, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

     For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

     If a quorum is not present, the Special Meeting may be adjourned to a later date by the affirmative vote of a majority of the shares of the Trust present or represented by proxy. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). Any adjournment for this purpose will require the affirmative vote of a majority of the shares cast in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

Proposals of Shareholders

     As a Massachusetts business trust, the Trust is not required to hold annual meetings, but will hold special meetings as required or deemed desirable. In addition, if Item 3 is approved, the Wayne Hummer Investment Trust, as a Massachusetts business trust, likewise is not required to hold an annual meeting, but will hold special meetings as required or deemed desirable. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders should send such proposal to the Trust or the Wayne Hummer Investment Trust (if Item 3 is approved) at 300 South Wacker Drive, 15th Floor, Chicago, Illinois 60606. To be considered for presentation at a shareholders meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Trust a reasonable time before a solicitation is made. Timely submission of a proposal does not mean that such proposal will be included.

5% Shareholders

     On March 2, 1999 there were no persons known to the Trust who own, control or hold with the power to vote 5% or more of the Trust's outstanding voting securities.

Distributor

     Wayne Hummer Investments L.L.C., a Delaware limited liability company is the Distributor of the Trust's shares. Wayne Hummer Investments L.L.C. is a federally registered broker/dealer, a member of the National Association of Securities Dealers and a member of the New York, American and Chicago Stock Exchanges.

         OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Wayne Hummer Money Fund Trust, 300 S. Wacker Drive, 15th Floor, Chicago, Illinois 60603, so that they are received within a reasonable time before any such meeting.

     No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

                                                  SHAREHOLDERS ARE REQUESTED TO
                                                  COMPLETE, DATE AND SIGN THE
                                                  ENCLOSED PROXY CARD AND RETURN
                                                  IT IN THE ENCLOSED ENVELOPE,
                                                  WHICH NEEDS NO POSTAGE IF
                                                  MAILED IN THE UNITED STATES.


                                                  By Order of the Trustees



                                                  Robert J. Moran
                                                  Secretary

March 3, 1999

                         Wayne Hummer Money Fund Trust

Investment Adviser
WAYNE HUMMER MANAGEMENT COMPANY
300 South Wacker Drive
Chicago, Illinois 60606


Distributor
WAYNE HUMMER INVESTMENTS L.L.C.
300 South Wacker Drive
Chicago, Illinois 60606





Cusip 609346200

                    SPECIAL MEETING OF SHAREHOLDERS OF THE
                   WAYNE HUMMER MONEY FUND TRUST TO BE HELD
                                ON MAY 14, 1999


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Wayne Hummer Money Fund Trust hereby appoint Steven R. Becker or Charles V. Doherty, or either of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of Wayne Hummer Money Fund Trust, 300 South Wacker Drive, 15th Floor, Chicago, Illinois 60606, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on May 14, 1999, at 300 South Wacker Drive, 15th Floor, Chicago, Illinois 60606, at 10:00 a.m., and at any adjournments thereof.

     The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WAYNE HUMMER MONEY FUND TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Proposal 1  To elect Steven R. Becker, Philip M. Burno, Charles V. Doherty, Joel
            D. Gingiss, Patrick B. Long, and Eustace K. Shaw as Trustees of the Trust.

            FOR   [ ]   AGAINST  [ ]    WITHHOLD AUTHORITY VOTE  [ ]
                                                 FOR ALL EXCEPT  [ ]

            If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s') name. Your shares will be voted for the remaining nominees.

Proposal 2  To approve or disapprove of changes to the Trust's fundamental investment policies of the Funds.

            FOR ALL EXCEPT AS MARKED BELOW

            [ ]  AGAINST ALL  [ ]  ABSTAIN ALL  [ ]

            2.a  Types of Securities
            2.b  Diversification
            2.c  Investment in one issuer
            2.d  Investing for control
            2.e  Portfolio lending
            2.f  Other investment companies
            2.g  Investment in real estate oil interests
            2.h  Unseasoned issuers
            2.i  Restricted and illiquid securities
            2.j  Borrowing and issuing senior securities
            2.k  Pledging portfolio securities
            2.l Securities of issuers in which affiliates of the Trust hold an interest

Proposal 3  To approve or disapprove the Agreement and Plan of Reorganization.

            FOR  [ ]         AGAINST  [ ]         ABSTAIN  [ ]

Proposal 4  To authorize, in conjunction with the Reorganization, the approval of an amended Investment Advisory and Management Agreement between Wayne Hummer Management Company and Wayne Hummer Investment Trust.

            FOR  [ ]         AGAINST  [ ]         ABSTAIN  [ ]

Mark with an X in the box.

     YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible.

Date


                                                  ------------------------------
                                                  Signature

                                                  ------------------------------
                                                  Signature (Joint Owners)


     Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Cusip 609346200

                                                                      APPENDIX A
                                                                      ----------

                     Agreement and Plan of Reorganization

     Wayne Hummer Money Fund Trust ("WHMFT"), a Massachusetts business trust, on behalf of its series of shares designated Money Market Portfolio (the "Fund") and Wayne Hummer Investment Trust ("WHIT"), a Massachusetts business trust, on behalf of its series of shares designated Wayne Hummer Money Market Fund (the "New Fund"), agree upon the following plan of reorganization (the "Plan"):

     1. The Fund shall transfer to the New Fund all of the assets of the Fund (including the share(s) of the New Fund owned by the Fund, which shall be canceled), in exchange for which the New Fund shall simultaneously assume all of the liabilities of the Fund, and shall issue to the Fund a number of New Fund shares equal in number and net asset value to the number and net asset value of shares (including fractional shares) of the Fund then outstanding. The Fund then will distribute to each registered shareholder of the Fund shares of the New Fund in a number and net asset value equal to the number and net asset value of shares (including any fractional share) of the Fund then owned by the shareholder, in exchange for and cancellation of the shareholder's shares of the Fund.

     2. The distribution to the shareholders of the Fund shall be accomplished by establishing an account on the share records of the New Fund in the name of each registered shareholder of the Fund, and crediting that account with a number of shares of the New Fund equal to the number of shares (including any fractional share) of the Fund owned of record by the shareholder at the time of the distribution.

     3. Promptly thereafter, the Fund shall be completely liquidated and WHMFT shall be terminated.

     4. The closing of the transaction in section 1 above shall occur at the close of business on May 31, 1999, at the offices of WHIT, or at such other date, time or place as may be agreed upon by the parties.

     5. The obligations of WHMFT and WHIT to effect the transactions contemplated hereunder shall be subject to the satisfaction of each of the following conditions:

          a. All necessary filings shall have been made with the Securities and Exchange Commission and state securities commissions and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated by this Plan.

          b. WHMFT and WHIT each shall have received an opinion from its legal counsel substantially to the effect that for federal income tax purposes:
     (i) no gain or loss will be recognized by the Fund upon the transfer of its assets and liabilities to the New Fund or upon the distribution to its shareholders of shares of the New Fund received as a result of such transfer; (ii) the tax basis of the assets of the Fund in the hands of the New Fund will be the same as the tax basis of such assets in the hands of the Fund immediately prior to the transfer; (iii) the holding period of the assets of the Fund transferred to the New Fund will include the period during which such assets were held by the Fund; (iv) no gain or loss will be recognized by the New Fund upon the receipt of the assets of the Fund in exchange for shares of the New Fund and the assumption by the New Fund of the liabilities and obligations of the Fund; (v) no gain or loss will be recognized by the shareholders of the Fund upon receipt of the shares of the New Fund; (vi) the basis of the shares of the New Fund received by the shareholders of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (vii) the holding period of shares of the New Fund received by the shareholders of the Fund will include the holding period of the shares of the Fund exchanged therefor, provided that at the time of the exchange the shares of the Fund were held as capital assets; and as to such other matters as it may reasonably request. WHMFT and WHIT will cooperate in providing such legal counsel with reasonable and customary representations regarding the Fund, New Fund actions contemplated by this Plan, and such other matters as reasonably requested.

          c. This Plan and the reorganization contemplated hereby shall have been adopted and approved by the affirmative vote of the holders of the requisite number of the outstanding shares of WHMFT entitled to vote thereon as required by law at the time such vote is taken.

          d. New Fund will have been formed for the sole purpose of effecting the actions contemplated by this Plan and will conduct no business other than that which is necessary to effect this Plan.

          e. The Trustees of WHIT shall have authorized, and the New Fund shall have issued, one share of the New Fund to the Fund in consideration of the payment equal to the net asset value of one share of the Fund on the day of the Closing for the purpose of enabling the Fund to approve as sole shareholder of the New Fund the investment management agreement between WHIT and Wayne Hummer Management Company, for the New Fund; such approval shall have taken place and the New Fund shall have become subject to said agreement in accordance with the terms thereof.

     At any time prior to the Closing, any of the foregoing conditions may be waived by the WHMFT and the WHIT if such a waiver will not have a material adverse effect on the interests of the shareholders of the Fund or the New Fund, as the case may be.

     6. This agreement may be amended at any time, and may be terminated at any time before the completion of the transaction in section 1, regardless of whether or not this agreement and plan of reorganization has been approved by the shareholders of the Fund, by agreement of WHMFT and WHIT, provided that no amendment shall have a material adverse effect upon the interests of shareholders of the Fund. In any case, this agreement and plan of reorganization may be terminated by either WHMFT or WHIT, if the transaction in section 1 has not occurred by the close of business on July 31, 1999.

     7. A copy of the Declaration of the Trust of each of WHMFT and WHIT is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of WHMFT and WHIT as the trustees of WHMFT and WHIT, respectively, and not individually and that the obligations under this instrument are not binding upon any of the trustees, officers or shareholders of either WHMFT or WHIT individually, but binding only upon the assets and property of the New Fund.

     8. At any time after the completion of the transaction in section 1, WHMFT acting through its officers, or if then dissolved through its last officers, shall execute and deliver to WHIT, such additional instruments of transfer or other written assurances as WHIT may reasonably request in order to vest in WHIT, acting for the New Fund, title to the assets transferred by the Fund under this agreement.

     9. This agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois, except as to the provisions of section 7 hereof, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts.


Dated January 23, 1999
                                    Wayne Hummer Money Fund Trust.


                                    By:
                                        ---------------------------
                                        David P. Poitras
                                        President

                                    Wayne Hummer Investment Trust.


                                    By:
                                        ---------------------------
                                        Thomas J. Rowland
                                        President